UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2016

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants’ under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On October 13, 2016, TransDigm Group Incorporated (the “Company”) issued a press release (the “Press Release”) regarding the commencement by TransDigm Inc., a wholly owned subsidiary of the Company, of a cash tender offer for any and all of its outstanding 7.50% Senior Subordinated Notes due 2021. The Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Current Report on Form 8-K and in the Press Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished with this Current Report on Form 8-K:

99.1	Press Release dated October 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Terrance Paradie
Terrance Paradie
Executive Vice President and Chief Financial Officer

Date: October 13, 2016

Exhibit Index

Exhibit No.	Description
99.1	Press Release of TransDigm Group Incorporated, dated October 13, 2016.